UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 1, 2007


                              PIER 1 IMPORTS, INC.
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             (Exact name of registrant as specified in its charter)


              Delaware                     1-7832            75-1729843
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    (State or other jurisdiction         (Commission      (I.R.S. Employer
 of incorporation or organization)      File Number)   Identification Number)




                    100 Pier 1 Place, Fort Worth, Texas 76102
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          (Address of principal executive offices, including zip code)


                                  817-252-8000
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              (Registrant's telephone number, including area code)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

         On February 1, 2007, Pier 1 Imports, Inc. (the "Company") issued a press release announcing the Company's sales results for the four-week and year-to-date periods ended January 27, 2007. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

         (d)      Exhibits.

     Exhibit No.  Description

         99.1 Press release dated February 1, 2007 announcing sales results for the four-week and year-to-date periods ended January 27, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                PIER 1 IMPORTS, INC.


Date February 1, 2007           By:   /s/ Michael A. Carter
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                                      Michael A. Carter, Senior Vice
                                      President and General Counsel, Secretary